As filed with the Securities and Exchange Commission on March 18, 2003.

                                                     Registration No. 333-101661
                    ----------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    ----------------------------------------

                                 Amendment No. 2
                                       to
                                    Form SB-2
                             Registration Statement
                                      under
                           the Securities Act of 1933

                              DELCATH SYSTEMS, INC.
                    ----------------------------------------

             (Exact name of Registrant as specified in its charter)


         Delaware                      3841                06-1245881
         ---------                     ----                ----------
(State or Other Jurisdiction     (Primary Standard       (I. R. S. Employer
    of Incorporation or       Industrial Classification  Identification No.)
      Organization)                Code Number)

                               1100 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 323-8668
    (Address, including zip code, and telephone number, including area code, of registrant's executive offices)
                    ----------------------------------------

                                   M. S. KOLY
                      President and Chief Executive Officer
                              Delcath Systems, Inc.
                               1100 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 323-8668
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

     Copies of all communications, including communications sent to the agent for service of process, should be sent to:

              Paul G. Hughes                Brian C. Daughney
          Cummings & Lockwood LLC        Goldstein & DiGioia, LLP
            Four Stamford Plaza           45 Broadway, 11th Floor
               107 Elm Street               New York, NY 10006
             Stamford, CT 06902                212-599-3322
                203-351-4207

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: as soon as practicable after the registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box /X/

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement for the same offering. / /

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If this Form is a post-effective amendment file pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. / /



                                           Proposed maximum
          Title of each class of          aggregate offering      Amount of
       securities to be registered              price (1)      registration fee

Units,  consisting  of 5 shares  of           $3,450,000         $318 (8)
     common  stock,  par value $.01
     per share, and 5 warrants each
     to  purchase 1 share of common
     stock (2)

Common Stock, $0.01 par value (3)

Warrants  to  purchase   shares  of
     common stock (4)

Shares of common  stock  underlying
     the  warrants  included in the
     units (5)(6)

Underwriters  warrants  to purchase
     units (7) Units, consisting of
     5 shares of common stock and 5
     warrants  each to  purchase  1
     share of common stock (5)

Common stock, $0.01 par value (3)

Warrants  to  purchase   shares  of
     common    stock    (4)   Units
     issuable  upon exercise of the
     underwriters warrants (7)

Shares of common  stock  underlying
     the  warrants   issuable  upon
     exercise   of   the   warrants
     underlying  the   underwriters
     warrants (5)

-----------------------

(1) Estimated solely for purposes of determining the registration fee pursuant to Rule 457 under the Securities Act.

(2) Includes units issuable upon exercise of underwriters' over-allotment option.

(3)  Consists of shares of common stock included in the units registered hereby.

(4) Consists of warrants included in the units registered hereby. The warrants are offered as a component of the units for no additional consideration.

(5) Pursuant to Rule 416 under the Securities Act, this Registration Statement also registers (i) any additional shares of common stock that become issuable upon exercise of the warrants and (ii) any additional units that become exercisable upon the exercise of the underwriters warrants to purchase units, in each by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration which results in an increase in the number of the outstanding shares of common stock.

(6) Includes shares issuable pursuant to the exercise of the underwriters overallotment option.

(7)  No registration  fee required  pursuant to Rule 457(g) under the Securities
     Act.

(8) The registration fee was previously paid when the Registration Statement was originally filed.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                EXPLANATORY NOTE

     This Amendment No. 2 to the Registration Statement on Form SB-2 (Registration No. 333-101661) (the "Registration Statement") of Delcath Systems, Inc. (the "Company") is being filed solely for the purpose of filing Exhibit
23.1 to the Registration Statement which was inadvertently not included with Amendment No. 1 to the Registration Statement that was filed on March 17, 2003.

                                     PART II


Item 27.          Exhibits

 Exhibit No.                              Description

     1              Form of Underwriting Agreement (incorporated by reference to
                    Exhibit 1 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-101661)).

     3.1 Amended and Restated Certificate of Incorporation of Delcath Systems, Inc. (incorporated by reference to Exhibit 3.1 to Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2002 (File No. 001-16133)).

     3.2            Amended  and  Restated  By-Laws  of  Delcath  Systems,  Inc.
                    (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     4.1 Form of Underwriter's Unit Warrant Agreement (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-101661)).

     4.2            Specimen 2003 Warrant  (incorporated by reference to Exhibit
                    4.2  to  Amendment  No.  1  to   Registrant's   Registration
                    Statement on Form SB-2 (Registration No. 333-101661)).

     4.3 Warrant Agreement, dated January 5, 2001, by and between Delcath Systems, Inc. and Euroland Marketing Solutions, Ltd. (incorporated by reference to Exhibit 4.5 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2000 (Commission File No. 001-16133)).

     4.4 Warrant No. W-2 to purchase up to 150,000 units granted to Euroland Marketing Services, Ltd. (incorporated by reference to Exhibit 4.6 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2000 (Commission File No. 001-16133)).

     4.5 Rights Agreement, dated October 30, 2001, by and between Delcath Systems, Inc. and American Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.7 to Registrant's Form 8-A dated November 12, 2001 (Commission File No. 001-16133)).

     4.6 Form of Warrant Agreement by and between Delcath Systems, Inc. and Whale Securities Co., L.P. (incorporated by reference to Exhibit 4.2 to Amendment No. 5 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     4.7 Form of Warrant Agreement by and between American Stock Transfer & Trust Company, as warrant agent, Whale Securities Co., L.P. and Delcath Systems, Inc. (incorporated by reference to Exhibit 4.3 to Amendment No. 5 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     4.8 Form of Warrant Agent Agreement by and between Delcath Systems, Inc. and American Stock Transfer & Trust Company, as warrant agent with respect to the 2003 Warrants (incorporated by reference to Exhibit 4.8 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-101661)).

     5              Opinion  of  Cummings  &  Lockwood   LLC  (to  be  filed  by
                    amendment)

     10.1 1992 Incentive Stock Option Plan (incorporated by reference to Exhibit 10.1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.2           1992  Non-Incentive   Stock  Option  Plan  (incorporated  by
                    reference to Exhibit 10.2 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.3           2000 Stock Option Plan (incorporated by reference to Exhibit
                    10.3 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.4           2001 Stock Option Plan (incorporated by reference to Exhibit
                    10.12 to Amendment No. 1 to Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2001 (Commission File No. 001-16133)).

     10.5 Employment Agreement, dated April 30, 1996, between Delcath Systems, Inc. and M.S. Koly, as amended on April 30, 1999 (incorporated by reference to Exhibit 10.4 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.6 Employment Agreement, dated April 30, 1996, between Delcath Systems, Inc. and Samuel Herschkowitz, M.D., as amended on April 30, 2000 (incorporated by reference to Exhibit 10.4 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.7 Distributorship Agreement, dated as of December 27, 1996, by and between Delcath Systems, Inc. and Nissho Corporation (incorporated by reference to Exhibit 10.6 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.8           Consulting Services Agreement, between Delcath Systems, Inc.
                    and Euroland Marketing Solutions, Ltd. (incorporated by reference to Exhibit 10.9 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2000 (Commission File No. 001-16133)).

     10.9 Amendment to Key Employment Agreement, dated October 30, 2001, by and between Delcath Systems, Inc. and M. S. Koly (incorporated by reference to Exhibit 10.10 to Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2001 (Commission File No. 001-16133)).

     10.10 Amendment to Key Employment Agreement, dated October 30, 2001, by and between Delcath Systems, Inc. and Samuel Herschkowitz (incorporated by reference to Exhibit 10.11 to Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2001 (Commission File No. 001-16133)).

     23.1           Consent of Eisner LLP.

     23.2           Consent  of  Cummings  & Lockwood  LLC (to be  contained  in
                    Exhibit 5 hereto).

     24 Powers of Attorney (incorporated by reference to Exhibit 24 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-101661)).

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this amendment to its registration statement to be signed on its behalf by the undersigned, in City of Stamford, State of Connecticut on March 18, 2003.

                                           DELCATH SYSTEMS, INC.


                                           By:  /s/ M. S. Koly
                                                ---------------
                                                M.S. Koly, President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                         Title           )
      ---------                         -----           )
                                                        )
       M.S. KOLY                Chief Executive Officer )
                                 (Principal Executive   )
                                 Officer and Director   )
                                                        )
    THOMAS S. GROGAN            Chief Financial Officer )
                                 (Principal Financial   )
                                and Accounting Officer  )
                                                        )
 SAMUEL HERSCHOWITZ, M.D.       Chairman and Director   )
                                                        )   By /s/ M. S. Koly
                                                        )      --------------
   MARK A. CORIGLIANO                 Director          )       M. S. Koly
                                                        )     Attorney-in-fact
     DANIEL ISDANER                   Director          )
                                                        )  Date: March 18, 2003
     VICTOR NEVINS                    Director          )

                                  EXHIBIT INDEX


 Exhibit No.                              Description

     1              Form of Underwriting Agreement (incorporated by reference to
                    Exhibit 1 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-101661)).

     3.1 Amended and Restated Certificate of Incorporation of Delcath Systems, Inc. (incorporated by reference to Exhibit 3.1 to Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2002 (File No. 001-16133)).

     3.2            Amended  and  Restated  By-Laws  of  Delcath  Systems,  Inc.
                    (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     4.1 Form of Underwriter's Unit Warrant Agreement (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-101661)).

     4.2            Specimen 2003 Warrant  (incorporated by reference to Exhibit
                    4.2  to  Amendment  No.  1  to   Registrant's   Registration
                    Statement on Form SB-2 (Registration No. 333-101661)).

     4.3 Warrant Agreement, dated January 5, 2001, by and between Delcath Systems, Inc. and Euroland Marketing Solutions, Ltd. (incorporated by reference to Exhibit 4.5 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2000 (Commission File No. 001-16133)).

     4.4 Warrant No. W-2 to purchase up to 150,000 units granted to Euroland Marketing Services, Ltd. (incorporated by reference to Exhibit 4.6 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2000 (Commission File No. 001-16133)).

     4.5 Rights Agreement, dated October 30, 2001, by and between Delcath Systems, Inc. and American Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.7 to Registrant's Form 8-A dated November 12, 2001 (Commission File No. 001-16133)).

     4.6 Form of Warrant Agreement by and between Delcath Systems, Inc. and Whale Securities Co., L.P. (incorporated by reference to Exhibit 4.2 to Amendment No. 5 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     4.7 Form of Warrant Agreement by and between American Stock Transfer & Trust Company, as warrant agent, Whale Securities Co., L.P. and Delcath Systems, Inc. (incorporated by reference to Exhibit 4.3 to Amendment No. 5 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     4.8 Form of Warrant Agent Agreement by and between Delcath Systems, Inc. and American Stock Transfer & Trust Company, as warrant agent with respect to the 2003 Warrants (incorporated by reference to Exhibit 4.8 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-101661)).

     5              Opinion  of  Cummings  &  Lockwood   LLC  (to  be  filed  by
                    amendment)

     10.1 1992 Incentive Stock Option Plan (incorporated by reference to Exhibit 10.1 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.2           1992  Non-Incentive   Stock  Option  Plan  (incorporated  by
                    reference to Exhibit 10.2 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

 Exhibit No.                              Description

     10.3           2000 Stock Option Plan (incorporated by reference to Exhibit
                    10.3 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.4           2001 Stock Option Plan (incorporated by reference to Exhibit
                    10.12 to Amendment No. 1 to Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2001 (Commission File No. 001-16133)).

     10.5 Employment Agreement, dated April 30, 1996, between Delcath Systems, Inc. and M.S. Koly, as amended on April 30, 1999 (incorporated by reference to Exhibit 10.4 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.6 Employment Agreement, dated April 30, 1996, between Delcath Systems, Inc. and Samuel Herschkowitz, M.D., as amended on April 30, 2000 (incorporated by reference to Exhibit 10.4 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.7 Distributorship Agreement, dated as of December 27, 1996, by and between Delcath Systems, Inc. and Nissho Corporation (incorporated by reference to Exhibit 10.6 to Registrant's Registration Statement on Form SB-2 (Registration No. 333-39470)).

     10.8           Consulting Services Agreement, between Delcath Systems, Inc.
                    and Euroland Marketing Solutions, Ltd. (incorporated by reference to Exhibit 10.9 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2000 (Commission File No. 001-16133)).

     10.9 Amendment to Key Employment Agreement, dated October 30, 2001, by and between Delcath Systems, Inc. and M. S. Koly (incorporated by reference to Exhibit 10.10 to Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2001 (Commission File No. 001-16133)).

     10.10 Amendment to Key Employment Agreement, dated October 30, 2001, by and between Delcath Systems, Inc. and Samuel Herschkowitz (incorporated by reference to Exhibit 10.11 to Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2001 (Commission File No. 001-16133)).

     23.1           Consent of Eisner LLP.

     23.2           Consent  of  Cummings  & Lockwood  LLC (to be  contained  in
                    Exhibit 5 hereto).

     24 Powers of Attorney (incorporated by reference to Exhibit 24 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-101661)).